Exhibit 10.16

COLLATERAL ASSIGNMENT OF ACQUISITION DOCUMENTS

THIS COLLATERAL ASSIGNMENT OF ACQUISITION DOCUMENTS (this “Assignment”), dated and effective as of November 22, 2017, is by KAE HOLDINGS, INC., a Delaware corporation (“Assignor”) in favor of MAINSTREET BANK (“Lender”) with respect to that certain Loan and Security Agreement, dated as of the date hereof (as hereafter amended, supplemented, modified and/or restated from time to time, the “Loan Agreement”), by and among Assignor, Axxum Technologies LLC, a Virginia limited liability company (“Axxum”) and Lender. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

RECITALS

WHEREAS, Assignor, Axxum, Mirwais Khairzad and Martha Mims (Mirwais Khairzad and Martha Mims are sometimes referred to herein as the “Sellers”) have entered into that certain Membership Interest Purchase Agreement, dated as of the date hereof (as the same may be amended, supplemented, modified and/or restated from time to time, the “Purchase Agreement”);

WHEREAS, in order to induce Lender to extend certain financial accommodations to the Borrower (collectively, the “Loan”) pursuant to the Loan Agreement and the other Loan Documents, Assignor has agreed to execute and deliver this Assignment;

WHEREAS, as a condition precedent to the Loan, Assignor must execute and deliver this Assignment; and

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

AGREEMENT

1.As collateral security for all Obligations (including all debts, liabilities, and obligations of Assignor and Axxum to Lender) now existing or hereafter arising, Assignor hereby collaterally assigns, transfers and sets over to the Lender, and grants to Lender a lien on and security interest in, all of Assignor’s rights, but not Assignor’s obligations, under the Purchase Agreement and other documents, agreements or instruments contemplated thereby or executed in connection therewith (collectively, with the Purchase Agreement, the “Acquisition Documents”).

2.Lender shall have no obligation or duty to perform any of the obligations of Assignor under the Purchase Agreement or other Acquisition Documents, all of which shall remain the sole and exclusive duty and obligation of Assignor.

3.The rights collaterally assigned hereunder include, and are not limited to, any and all rights and rights of enforcement regarding warranties, representations, covenants and indemnities made by Assignor or any of the Sellers under the Purchase Agreement and other Acquisition Documents including, but not limited to, all rights granted to Assignor pursuant to any exhibits and schedules to the foregoing, and all rights, claims or causes of action against any of the Sellers for any breach or violation by any of the Sellers of the provisions of the Purchase Agreement and/or any other Acquisition Document. Lender shall have the exclusive right to institute action and seek redress directly against any of the Sellers pursuant to, and in accordance with the terms of, the Purchase Agreement and/or Acquisition Documents, as applicable, for any such breach or violation; provided, however, that so long as there exists no Event of Default, (i) Assignor shall have the right to enforce all of the rights, claims or causes of action which Assignor may have under the Purchase Agreement and/or Acquisition Documents, but only to the extent such enforcement is not adverse to Lender’s interest under this Assignment or the other Loan Documents and (ii) Lender shall not exercise its right to institute action or seek redress against the Sellers under the Purchase Agreement and/or the Acquisition Documents with respect to any rights, claims or causes of action that may be enforced against the Sellers under the Purchase Agreement and/or the Acquisition Documents until the date that is the earliest of (x) sixty (60) days after the date that Assignor knew of the existence of such right, claim or cause of action, (y) thirty (30) days prior to the date that such right, claim or cause of action would become unenforceable due to the application of the applicable statute of limitations or other similar law or (z) thirty (30) days prior to the date that such right, claim or cause of action would expire pursuant to the terms of the Purchase Agreement and/or any other Acquisition Document; provided, further any proceeds received by Assignor from such enforcement are applied to the Obligations in such order as determined by Lender.

4.Assignor hereby covenants and agrees with Lender that Assignor shall not alter, amend or modify the Purchase Agreement without the prior written consent of Lender (such consent not to be unreasonably withheld)

5.Upon the occurrence and during the continuance of an Event of Default, Lender may enforce, either in its own name or in the name of Assignor, all rights of Assignor under the Purchase Agreement and/or Acquisition Documents, including, without limitation, to (a) bring suit to enforce any rights under the Purchase Agreement and/or Acquisition Documents, (b) compromise or settle any disputed claims as to rights under the Purchase Agreement and/or Acquisition Documents, (c) give releases or acquittances of rights under the Purchase Agreement and/or Acquisition Documents, and/or (d) do any and all things necessary, convenient, desirable or proper to fully and completely effectuate the collateral assignment of the rights under the Purchase Agreement and Acquisition Documents pursuant hereto. Assignor hereby constitutes and appoints Lender or Lender’s designee as Assignor’s attorney-in-fact with full power in Assignor’s name, place and stead to, upon the occurrence and during the continuation of an Event of Default, do or accomplish any of the aforementioned undertakings and to execute such documents or instruments in the name or stead of Assignor as may be necessary, convenient, desirable or proper in Lender’s reasonable discretion. The aforementioned power of attorney shall be a power of attorney coupled with an interest and irrevocable during the term of this Assignment. If any action is brought by Lender to enforce any rights under the Purchase

Collateral Assignment of Acquisition Documents - Page 2

Agreement and/or Acquisition Documents, Assignor agrees to fully cooperate with and assist Lender in the prosecution thereof. Without limiting any other provision of this Assignment, upon the occurrence and during the continuance of an Event of Default, Assignor hereby specifically authorizes and directs each party to the Purchase Agreement other than Assignor upon written notice to it by Lender to make all payments due under or arising under the Purchase Agreement and Acquisition Documents directly to Lender and hereby authorizes and empowers Lender, upon the occurrence and during the continuance of an Event of Default, to request, demand and receive any and all amounts which may be or become due or payable or remain unpaid at any time and times to Assignor by any of the Sellers under and pursuant to the Purchase Agreement and/or Acquisition Documents, and to endorse any checks, drafts or other orders for the payment of money payable to Assignor in payment thereof, and in Lender’s discretion to file any claims or take any action or proceeding, either in its own name or in the name of Assignor or otherwise, which Lender may deem necessary or desirable in its reasonable discretion. It is expressly understood and agreed, however, that Lender shall not be required or obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any other action to collect or enforce the payment of any amounts which may have been assigned to Lender or to which Lender may be entitled hereunder at any time or times.

6.The Sellers are hereby authorized to recognize Lender’s claims and rights hereunder without investigation of the validity or the amount of the Obligations (including those under the Loan Agreement) or the existence of any default thereunder.

7.THIS ASSIGNMENT OF THE PURCHASE AGREEMENT AND OTHER ACQUISITION DOCUMENTS SHALL BE INTERPRETED AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH APPLICABLE FEDERAL LAW AND THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED THEREIN.

8.This Assignment may be executed by facsimile or other electronic means in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

9.This Assignment shall be binding upon Assignor and its successors and assigns and shall benefit Lender and Lender’s successors and assigns, provided that (a) Assignor may not assign or transfer its rights or obligations under this Assignment or any interest herein or delegate its duties hereunder, and (b) Lender shall have the right to assign its rights hereunder and under the Purchase Agreement and Acquisition Documents in connection with an assignment of the Loan.

10.This Assignment may only be amended by a writing executed by Assignor and Lender.

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11.This Assignment constitutes the final and entire agreement with respect to the collateral assignment of rights under the Purchase Agreement from Assignor to Lender and any term, covenant or provision not set forth herein shall not be considered a part of this Assignment.

[Signatures appear on the following page.]

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IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the date first written above.

KAE HOLDINGS, INC.

By:
Alvin McCoy III
Chief Financial Officer

Collateral Assignment of Acquisition Documents – Signature Page

ACKNOWLEDGEMENT AND AGREEMENT

REGARDING THE COLLATERAL ASSIGNMENT OF

ACQUISITION DOCUMENTS

FOR VALUE RECEIVED, the undersigned (collectively, “Sellers”) hereby acknowledge receipt of the foregoing Collateral Assignment of Acquisition Documents (the “Assigment”) from KAE Holdings, Inc (“Assignor”), to and for the benefit of MainStreet Bank (“Lender”) and consent to and agree to be bound by the terms thereof, and acknowledge that Lender may enforce any and all of the Assignor’s rights against Assignor or any of the Sellers under the provisions of the Acquisition Documents (notwithstanding any terms or provisions contained in the Acquisition Documents to the ___) until such time as the Obligations have been paid in full and all obligations of the Lender to make changes to Assignor or Axxum have been terminated. Capitalized terms not defined herein shall have the meaning given them in the Assignment. This acknowledgement may be executed in one or more counterparts and a facsimile signature  shall have the same effect as original signature.

IN WITNESS WHEREOF, the Sellers have caused this Acknowledgement and Agreement to be executed on this __ day of ______________, 2017.

Mirwais Khairzad

Martha Mims

Collateral Assignment of Acquisition Documents – Acknowledgment

SUBORDINATION AGREEMENT

November 22, 2017

To:	MainStreet Bank
10089 Fairfax Blvd.
Fairfax, Virginia 22030
Attention: Michael Ferrell

To induce MainStreet Bank (“Lender”) to make available, amend and continue, a credit facility to and for the benefit of AXXUM TECHNOLOGIES LLC, a Virginia limited liability company (“Axxum”) and KAE HOLDINGS, INC., a Delaware corporation (“KAE”; together with Axxum, individually and collectively, “Borrower”) pursuant to the terms of that certain Loan and Security Agreement among Borrower and Lender dated as of the date hereof (as same may hereafter be amended, supplemented, replaced or restated from time to time, the “Loan Agreement”), the undersigned hereby agrees as follows:

1.The payment of any and all Subordinated Debt is expressly subordinated to the Senior Debt to the extent and in the manner set forth in this Subordination Agreement. The term “Subordinated Debt” means all indebtedness, liabilities, and obligations of Borrower, now existing or hereafter arising, to the undersigned, including, but not limited to: (i) the indebtedness of Borrower payable to the order of the undersigned pursuant to that certain Subordinated Convertible Promissory Note dated as of the date hereof, executed by KAE and payable to the undersigned (the “Note”) and (ii) any and all other obligations owing by any Borrower now or hereafter to the undersigned; provided, however, that Subordinated Debt shall not include any reasonable compensation payable to the undersigned by any Borrower for services rendered. The term “Senior Debt” means any and all Obligations (as defined in the Loan Agreement) of Borrower to Lender including without limitation interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Borrower, whether or not a claim for such post-commencement interest is allowed. All capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.

2.Until the Senior Debt is indefeasibly paid in full and any commitment to make Advances under the Loan Agreement has terminated, Borrower shall not pay, and undersigned shall not accept, any payments of any kind (including prepayments) associated with the Subordinated Debt; provided, however, that so long as no Event of Default or Default under the Loan Agreement exists or after giving effect to the making of any such payment(s) would exist on a pro forma basis, Borrower may pay and the undersigned may accept (a) regularly scheduled payments of interest due under the Note and (b) on or after April 30 of each fiscal year of Borrower, beginning on or after April 30, 2019, regularly scheduled payments of principal due under the Note as long as the aggregate amount of principal paid in any fiscal year does not exceed fifty percent (50%) of Borrowers’ Excess Cash Flow (as defined in the Loan Agreement) for the prior fiscal year. The Note not be amended or modified without the prior consent of Lender. So long as this Subordination Agreement remains in effect, no prepayment of any kind (by voluntary prepayment, acceleration, required prepayments under the Note, set-off or otherwise) of any portion of the Subordinated Debt may be made by any Borrower or received or accepted by the undersigned.

3.Any payments on the Subordinated Debt received by the undersigned, other than as explicitly permitted in paragraph 2 above, shall be held in trust for Lender and the undersigned will forthwith turn over any such payments in the form received, properly endorsed, to Lender to be applied to the Senior Debt as determined by Lender.

4.Borrower shall not grant to the undersigned and the undersigned shall not take any lien on or security interest in any Borrower’s property, now owned or hereafter acquired or created, without Lender’s prior written consent.

5.The undersigned agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Lender under and in connection with the Loan Agreement, or any amendment, extension, replacement thereof or related agreement between Lender and Borrower.

6.The undersigned will not commence any action or proceeding of any kind against Borrower to recover all or any part of the Subordinated Debt not paid when due, and shall at no time join with any creditor, in bringing any proceeding against Borrower under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing, unless and until the Senior Debt shall be indefeasibly paid in full and any commitment to make advances under the Loan Agreement has terminated. Subject to the foregoing, the undersigned may accelerate the amount of the Subordinated Debt upon the occurrence of (i) the acceleration of the Senior Debt; and (ii) the filing of a petition under the Bankruptcy Code by Borrower.

7.In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency proceeding of Borrower, the undersigned will at Lender’s request file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of Borrower in respect of the Subordinated Debt and will hold in trust for Lender and pay over to Lender in the same form received, to be applied on the Senior Debt as determined by Lender, any and all money, dividends or other assets received in any such proceedings on account of the Subordinated Debt, unless and until the Senior Debt shall be indefeasibly paid in full (and any commitment to make advances under the Loan Agreement has terminated), including without limitation interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Borrower, whether or not a claim for such post-commencement interest is allowed. Lender may, as attorney-in-fact for the undersigned, take such action on behalf of the undersigned and the undersigned hereby appoints Lender as attorney-in-fact for the undersigned to demand, sue for, collect, and receive any and all such money, dividends or other assets and give acquittance therefore and to file any claim, proof of claim or other instrument of similar character and to take such other proceedings in Lender’s name or in the name of the undersigned, as Lender may deem necessary or advisable for the enforcement of this Subordination Agreement. The undersigned will execute and deliver to Lender such other and further powers of attorney or other instruments as Lender reasonably may request in order to accomplish the foregoing.

8.Lender may at any time and from time to time, without the consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing any of Lender’s rights, or any of the obligations of the undersigned hereunder:

(a)Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt (including increasing the principal amount thereof), or any part thereof, or amend, supplement or replace the Loan Agreement and/or any other Loan Document in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Debt;

(b)Sell, exchange, release or otherwise deal with all or any part of the Collateral securing the Senior Debt or any part thereof;

(c)Release anyone liable in any manner for the payment or collection of the Senior Debt;

(d)Exercise or refrain from exercising any rights against Borrower or others (including the undersigned); and

(e)Apply sums paid by any party to the Senior Debt in any order or manner as determined by Lender.

9.The undersigned will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein. The undersigned represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned and the undersigned will not transfer or assign, except to Lender, any part of the Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to this Subordination Agreement and the Lender consents to such transfer. Upon Lender’s request, the undersigned will in the case of any Subordinated Debt which is not evidenced by any instrument cause the same to be evidenced by an appropriate instrument or instruments, and place thereon and on any and all instruments evidencing the Subordinated Debt a legend in such form as Lender may determine to the effect that the indebtedness evidenced thereby is subordinated and subject to the prior payment in full of all Senior Debt pursuant to this Subordination Agreement, as well as deliver all such instruments to Lender.

10.This Subordination Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by Lender and the undersigned. This Subordination Agreement, and the rights of Lender hereunder shall terminate upon indefeasible payment in full of all Senior Debt and the termination of Lender’ s commitment to make advances under the Loan.

11.The undersigned represents and warrants that neither the execution or delivery of this Subordination Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which the undersigned or any of the undersigned’s assets is now subject.

12.Any notice of acceptance of this Subordination Agreement is hereby waived.

13.This Subordination Agreement may be assigned by Lender, in whole or in part in connection with any assignment or transfer of any portion of the Senior Debt.

14.This Subordination Agreement shall be binding upon the undersigned, and the undersigned’s successors, representatives and assigns.

15.Except as provided in paragraph 2 above, Borrower agrees that it will not make any payment on any of the Subordinated Debt, or take any other action in contravention of the provisions of this Subordination Agreement.

16.In the event that Lender or Borrower at any time terminate the financing arrangements with respect to the Senior Debt, then the provisions hereof shall inure to the benefit of any financial institution obtained by Borrower to provide replacement financing for Borrower and, in connection with such replacement financing, the undersigned shall, if requested by such replacement lender, execute with such replacement lender a subordination agreement substantially similar to this Subordination Agreement.

17.THIS SUBORDINATION AGREEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS SUBORDINATION AGREEMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF VIRGINIA. THE PROVISIONS OF THIS SUBORDINATION AGREEMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND TOE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

18.The undersigned hereby irrevocably consents to the non-exclusive jurisdiction of the Courts of the Commonwealth of Virginia or the United States District Court for the Eastern District of Virginia in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking. The undersigned waives any objection which undersigned may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. Undersigned irrevocably agrees to service of process by certified mail, return receipt requested to the address set forth on the signature page hereto.

19.THE UNDERSIGNED (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

[SIGNATURE PAGE FOLLOWS]

WITNESS the due execution on this Subordination Agreement as a document under seal as of the date first written above.

Martha Mims

LENDER:

MAINSTREET BANK

By:
Michael Ferrell
Senior Vice President

AGREED TO AND ACKNOWLEDGED,	BORROWER:
INTENDING TO BE LEGALLY BOUND:

AXXUM TECHNOLOGIES LLC

By:
	Name:	Alvin McCoy III
	Title:	Chief Financial Officer

KAE HOLDINGS, INC.

By:
	Name:	Alvin McCoy III
	Title:	Chief Financial Officer